UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund
        II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                MuniVest Fund II, Inc.

Semi-Annual Report
April 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund II, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.03%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2                MUNIVEST FUND II, INC.      APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%), from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                    3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to outperform its Lipper category average for the period as we remained focused on enhancing yield and preserving net asset value in a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.

How did the Fund perform in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniVest Fund II, Inc. had net annualized yields of 7.35% and 7.81%, based on a period-end per share net asset value of $14.74 and a per share market price of $13.86, respectively, and $.540 per share income dividends. During the same period, the total investment return on the Fund's Common Stock was +3.53%, based on a change in per share net asset value from $14.76 to $14.74, and assuming reinvestment of $.534 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .84%; Series B, ..82%; and Series C, 1.05%.

The Fund's return, based on net asset value, over the past six months significantly exceeded that of its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had a return of +2.20% for the six months ended April 30, 2004. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) Recent performance has reflected the Fund's modestly defensive structure during a period of volatile interest rates. By maintaining a conservative duration slightly below that of our peers, the Fund was better equipped to weather movements in interest rates. In general, the lower the duration, the less an investment will fluctuate in value as interest rates move up or down. The Fund's position in lower-rated issues also helped to limit asset price volatility, as these issues tend to be less interest rate-sensitive than higher-rated obligations. The incremental yield associated with these lower-rated issues also has continued to enhance the Fund's coupon income stream well above the average of its peers.


4                MUNIVEST FUND II, INC.      APRIL 30, 2004

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was somewhat restricted, as recent municipal bond issuance has been dominated by large, high-quality underwritings. As mentioned earlier, these large issues have been heavily weighted in the 10-year - 20-year maturity range to more closely align with individual retail investor interest. We have found the relatively low yields associated with these issues to be unappealing compared to the Fund's existing holdings. Instead, we continued to add lower-quality bonds to the portfolio whenever they were attractively priced. The resultant level of income generated by these bonds allowed the Fund to enhance its returns during the period.

Another opportunity we sought to capitalize on was the heavy supply and relatively low price of California bonds. The state's recent fiscal problems have afforded us an opportunity to add attractively priced state-backed issues to the Fund's holdings. In fact, we increased the portfolio's exposure to California-related credits by approximately 5% during the period, bringing the Fund's allocation to approximately 8.5% of net assets. As the state resolves its recent financial problems, we expect these issues to outperform the broader municipal market, benefiting Fund performance as a result.

In terms of leverage, the Fund's borrowing costs remained around 1% throughout most of the six-month period. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. The Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31.47% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period in a slightly defensive stance with respect to interest rates. We believe this positioning readies the Fund to perform better in stable to slightly rising interest rate environments. We would expect to adopt a more defensive stance when interest rates decline during periods of market volatility.

The Fund was fully invested at period-end in an effort to enhance investment income flows. With short-term cash equivalents yielding only approximately 1%, the performance penalty for holding assets in cash reserves is far too severe. We continue to favor higher-couponed, lower-rated issues over more interest rate-sensitive current-couponed issues.

With economic growth expected to continue its moderate advance, long-term interest rates are likely to begin reversing their recent declines. The timing of this reversal, however, remains unclear. We believe the Federal Reserve Board will want to see consistent, strong employment growth before it will consider raising short-term interest rates. Such a move is not probable until later this year. In any case, given consensus inflationary forecasts, any increase in long-term interest rates is likely to be moderate. With all of this is mind, and considering expectations for manageable new-issue volume in 2004, we believe the municipal market is poised to provide attractive returns compared to the taxable bond market regardless of the interest rate environment.

Fred K. Stuebe
Vice President and Portfolio Manager

May 12, 2004


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                    5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Alabama--1.6%             NR*       A2        $ 4,500   Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                                        Series B, 5.75% due 6/01/2032                                      $  4,669
===================================================================================================================================
Arizona--1.4%             BB+       Ba1         1,200   Maricopa County, Arizona, Pollution Control Corporation,
                                                        PCR, Refunding (El Paso Electric Company Project),
                                                        Series A, 6.25% due 5/01/2037                                         1,247
                          AAA       Aaa         2,315   Maricopa County, Arizona, Tempe Elementary Unified School
                                                        District Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)             2,833
===================================================================================================================================
California--13.2%         BBB-      Baa2        4,360   California State Public Works Board, Lease Revenue Bonds
                                                        (Department of Mental Health--Coalinga State Hospital),
                                                        Series A, 5.125% due 6/01/2029                                        4,179
                                                        California State, Various Purpose, GO:
                          BBB       Aaa         4,400         5.50% due 4/01/2030                                             4,501
                          BBB       Baa1        8,000         5.50% due 11/01/2033                                            8,172
                          BBB       Aaa         4,120         5.25% due 4/01/2034                                             4,063
                          NR*       NR*         1,250   Chula Vista, California, Community Facilities District,
                                                        Special Tax (Number 06-1, Eastlake Woods Area), Series A,
                                                        6.20% due 9/01/2033                                                   1,273
                                                        Golden State Tobacco Securitization Corporation of
                                                        California, Tobacco Settlement Revenue Bonds:
                          NR*       Baa3        1,000         Series A-2, 7.90% due 6/01/2042                                 1,063
                          BBB       Baa3        4,310         Series A-3, 7.875% due 6/01/2042                                4,575
                          BBB-      Baa2        3,750         Series B, 5.375% due 6/01/2028                                  3,649
                          BBB-      Baa2        6,200         Series B, 5.50% due 6/01/2033                                   6,094
                          NR*       NR*         1,350   Poway, California, Unified School District, Special Tax
                                                        (Community Facilities District Number 6 Area), Series A,
                                                        6.125% due 9/01/2033                                                  1,364
===================================================================================================================================
Colorado--3.5%            NR*       Aa2             5   Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior
                                                        Series F, 8.625% due 6/01/2025                                            5
                          NR*       Aa2           425   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                        Senior Series A-2, 7.50% due 4/01/2031                                  433
                                                        Elk Valley, Colorado, Public Improvement Revenue Bonds
                                                        (Public Improvement Fee):
                          NR*       NR*         3,025         Series A, 7.35% due 9/01/2031                                   3,113
                          NR*       NR*         1,000         Series B, 7% due 9/01/2031                                      1,016
                          NR*       NR*         1,325   North Range, Colorado, Metropolitan District Number 1, GO,
                                                        7.25% due 12/15/2031                                                  1,312
                          BB+       Ba1           950   Northwest Parkway, Colorado, Public Highway Authority
                                                        Revenue Bonds, First Tier, Sub-Series D, 7.125%
                                                        due 6/15/2041                                                           979
                          NR*       NR*         3,300   Plaza Metropolitan District No. 1, Colorado, Tax
                                                        Allocation Revenue Bonds (Public Improvement Fees), 8%
                                                        due 12/01/2025                                                        3,350
===================================================================================================================================
Connecticut--0.7%         BBB-      NR*         2,000   Mohegan Tribe Indians, Connecticut, Gaming Authority,
                                                        Public Improvement Revenue Refunding Bonds (Priority
                                                        Distribution), 6.25% due 1/01/2031                                    2,094
===================================================================================================================================
Florida--5.2%             NR*       NR*           440   Bonnet Creek Resort, Florida, Community Development
                                                        District, Special Assessment Revenue Bonds, 7.50%
                                                        due 5/01/2034                                                           462
                          BBB       Baa2        6,705   Escambia County, Florida, PCR (Champion International
                                                        Corporation Project), AMT, 6.90% due 8/01/2022                        6,908
                                                        Fiddlers Creek, Florida, Community Development District
                                                        Number 2, Special Assessment Revenue Bonds:
                          NR*       NR*         2,350         Series A, 6.375% due 5/01/2035                                  2,386
                          NR*       NR*         1,250         Series B, 5.75% due 5/01/2013                                   1,250
                          NR*       NR*         1,000   Orlando, Florida, Urban Community Development District,
                                                        Capital Improvement Special Assessment Bonds, Series A,
                                                        6.95% due 5/01/2033                                                   1,045
                          NR*       NR*           125   Panther Trace, Florida, Community Development District,
                                                        Special Assessment Revenue Bonds, Series B, 6.50%
                                                        due 5/01/2009                                                           125
                          NR*       NR*           970   Park Place Community Development District, Florida,
                                                        Special Assessment Revenue Bonds, 6.75% due 5/01/2032                 1,011
                          NR*       NR*           975   Preserve at Wilderness Lake, Florida, Community
                                                        Development District, Capital Improvement Bonds, Series A,
                                                        7.10% due 5/01/2033                                                   1,023
                          NR*       NR*         1,135   Vista Lakes Community, Florida, Development District,
                                                        Capital Improvement Revenue Bonds, Series B, 5.80%
                                                        due 5/01/2008                                                         1,135

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family


6                MUNIVEST FUND II, INC.      APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Georgia--4.9%             NR*       NR*       $ 1,655   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                                                        Project), 7.25% due 12/01/2005                                     $  1,666
                          NR*       NR*         2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                        Station Project), 7.90% due 12/01/2024                                2,075
                          NR*       NR*         2,000   Fulton County, Georgia, Residential Care Facilities
                                                        Revenue Refunding Bonds (Canterbury Court Project),
                                                        Series A, 6.125% due 2/15/2026                                        1,956
                                                        Georgia Municipal Electric Authority, Power Revenue
                                                        Refunding Bonds:
                          A         A2          5,620         Series W, 6.60% due 1/01/2018                                   6,635
                          A         A2            380         Series W, 6.60% due 1/01/2018 (h)                                 455
                          A         A2          1,250         Series X, 6.50% due 1/01/2020                                   1,479
===================================================================================================================================
Idaho--0.2%               NR*       Aaa           700   Idaho Housing Agency, S/F Mortgage Revenue Refunding
                                                        Bonds, AMT, Series E-2, 6.90% due 1/01/2027                             718
===================================================================================================================================
Illinois--15.5%           AAA       NR*         3,000   Chicago, Illinois, O'Hare International Airport Revenue
                                                        Refunding Bonds, DRIVERS, AMT, Series 253, 10.086%
                                                        due 1/01/2020 (a)(d)                                                  3,424
                          CCC       Caa2        4,000   Chicago, Illinois, O'Hare International Airport, Special
                                                        Facility Revenue Refunding Bonds (American Airlines Inc.
                                                        Project), 8.20% due 12/01/2024                                        3,357
                          AAA       Aaa           580   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                                                        Series C, 7% due 3/01/2032 (f)(i)                                       586
                          NR*       NR*           800   Chicago, Illinois, Special Assessment Bonds (Lake Shore
                                                        East), 6.75% due 12/01/2032                                             817
                          NR*       NR*         1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                                                        Redevelopment Project), Series A, 6.57% due 2/15/2013                 1,046
                          BBB       Baa1        2,800   Hodgkins, Illinois, Environmental Improvement Revenue
                                                        Bonds (Metro Biosolids Management LLC Project), AMT, 6%
                                                        due 11/01/2023                                                        2,824
                          BBB       NR*         1,000   Illinois Development Finance Authority Revenue Bonds
                                                        (Community Rehabilitation Providers Facility), Series A,
                                                        6.50% due 7/01/2022                                                   1,034
                          BBB       NR*         2,500   Illinois Development Finance Authority, Revenue Refunding
                                                        Bonds (Community Rehabilitation Providers), Series A, 6%
                                                        due 7/01/2015                                                         2,576
                          A+        A1          6,500   Illinois HDA, Revenue Refunding Bonds (M/F Program),
                                                        Series 5, 6.75% due 9/01/2023                                         6,686
                          AAA       Aaa         2,600   Kane and De Kalb Counties, Illinois, Community Unit
                                                        School District Number 302, GO, DRIVERS, Series 283,
                                                        10.117% due 2/01/2018 (a)(c)                                          3,176
                          NR*       Aaa         2,000   Mc Lean and Woodford Counties, Illinois, Community Unit,
                                                        School District Number 005, GO, Refunding, 6.375%
                                                        due 12/01/2016 (g)                                                    2,334
                          AAA       NR*         3,200   Metropolitan Pier and Exposition Authority, Illinois,
                                                        Dedicated State Tax Revenue Refunding Bonds, DRIVERS,
                                                        Series 269, 10.117% due 6/15/2023 (a)(d)                              3,788
                                                        Regional Transportation Authority, Illinois, Revenue Bonds:
                          AAA       Aaa         1,500         Series A, 7.20% due 11/01/2020 (b)                              1,914
                          AAA       Aaa         7,000         Series A, 6.70% due 11/01/2021 (c)                              8,667
                          AAA       Aaa         2,500         Series C, 7.75% due 6/01/2020 (c)                               3,364
===================================================================================================================================
Indiana--10.9%                                          Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                        Program), Series A (k):
                          AAA       NR*         5,750         6.75% due 2/01/2005                                             6,099
                          AAA       NR*         2,750         6.875% due 2/01/2005                                            2,919
                          NR*       Aaa         5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                        Series A, 6.80% due 1/01/2017 (e)                                     5,562
                                                        Indiana Transportation Finance Authority, Highway Revenue
                                                        Bonds, Series A:
                          AA-       Aa2         1,530         7.25% due 6/01/2015                                             1,894
                          AA-       Aa2           470         7.25% due 6/01/2015                                               569
                          AA-       Aa2         3,775         6.80% due 12/01/2016                                            4,580
                          AA        NR*         8,750   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                        Revenue Refunding Bonds, Series D, 6.75% due 2/01/2014               10,392
===================================================================================================================================
Louisiana--7.4%           B         NR*         1,950   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone
                                                        Container Corporation), AMT, 7.45% due 3/01/2024                      1,970
                          AAA       Aaa         5,000   Louisiana Local Government, Environmental Facilities,
                                                        Community Development Authority Revenue Bonds (Capital
                                                        Projects and Equipment Acquisition), Series A, 6.30%
                                                        due 7/01/2030 (b)                                                     5,783
                          BB-       NR*        10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                        Grain Company Project), 6.50% due 1/01/2017                          10,123
                          BBB       Baa2        3,600   Sabine River Authority, Louisiana, Water Facilities
                                                        Revenue Refunding Bonds (International Paper Company),
                                                        6.20% due 2/01/2025                                                   3,830


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                    7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Maryland--1.6%            A-        NR*       $ 2,000   Maryland State Energy Financing Administration, Solid
                                                        Waste Disposal Revenue Bonds, Limited Obligation
                                                        (Wheelabrator Water Projects), AMT, 6.45% due 12/01/2016           $  2,096
                          AAA       Aaa         1,000   Maryland State Health and Higher Educational Facilities
                                                        Authority Revenue Bonds (University of Maryland Medical
                                                        System), Series B, 7% due 7/01/2022 (c)                               1,252
                          NR*       Baa3        1,250   Montgomery County, Maryland, Special Obligation, Special
                                                        Tax Bond (West Germantown Development District), Series B,
                                                        6.70% due 7/01/2027                                                   1,267
===================================================================================================================================
Massachusetts--4.9%       AA-       Aa2         1,000   Massachusetts State College Building Authority Project,
                                                        Revenue Refunding Bonds, Senior Series A, 7.50%
                                                        due 5/01/2011                                                         1,233
                          BB+       NR*         1,250   Massachusetts State Development Finance Agency, Revenue
                                                        Refunding Bonds (Eastern Nazarene College), 5.625%
                                                        due 4/01/2029                                                         1,042
                          BBB-      NR*         1,500   Massachusetts State Health and Educational Facilities
                                                        Authority Revenue Bonds (Jordan Hospital), Series E, 6.75%
                                                        due 10/01/2033                                                        1,528
                          AA        Aa3         6,000   Massachusetts State Water Resource Authority Revenue Bonds,
                                                        Series A, 6.50% due 7/15/2019                                         7,142
                          AAA       Aaa         3,000   Massachusetts State Water Resource Authority, Revenue
                                                        Refunding Bonds, Series A, 6% due 8/01/2016 (c)                       3,408
===================================================================================================================================
Michigan--7.7%            BBB       Baa2        1,500   Delta County, Michigan, Economic Development Corporation,
                                                        Environmental Improvement Revenue Refunding Bonds (Mead
                                                        Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                     1,561
                          A         NR*         3,100   Flint, Michigan, Hospital Building Authority, Revenue
                                                        Refunding Bonds (Hurley Medical Center), Series A, 6%
                                                        due 7/01/2020                                                         3,260
                          BBB-      NR*         3,320   Macomb County, Michigan, Hospital Finance Authority,
                                                        Hospital Revenue Bonds (Mount Clemens General Hospital),
                                                        Series B, 5.875% due 11/15/2034                                       3,054
                                                        Michigan State Hospital Finance Authority, Revenue
                                                        Refunding Bonds:
                          AAA       Aa2         8,425         (Ascension Health Credit), Series A, 6.125%
                                                              due 11/15/2009 (k)                                              9,787
                          B         Ba3         2,340         (Detroit Medical Center Obligation Group), Series A,
                                                              6.50% due 8/15/2018                                             1,957
                          BB+       NR*         3,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                                        Refunding Bonds (Development Area Number 3), 6.375%
                                                        due 6/01/2031                                                         2,949
===================================================================================================================================
Minnesota--0.6%                                         Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                          AA+       Aa1           650         Series L, 6.70% due 7/01/2020                                     664
                          AA+       Aa1         1,010         Series M, 6.70% due 7/01/2026                                   1,031
===================================================================================================================================
Mississippi--3.6%                                       Mississippi Business Finance Corporation, Mississippi, PCR,
                                                        Refunding (System Energy Resources Inc. Project):
                          BBB-      Ba1         7,200         5.875% due 4/01/2022                                            7,233
                          BBB-      Ba1         3,465         5.90% due 5/01/2022                                             3,482
===================================================================================================================================
Missouri--0.2%            AAA       NR*           480   Missouri State Housing Development Commission, S/F Mortgage
                                                        Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50%
                                                        due 3/01/2031 (i)                                                       492
===================================================================================================================================
Nebraska--1.0%                                          Nebraska Investment Finance Authority, S/F Housing Revenue
                                                        Bonds, AMT (i):
                          AAA       NR*         1,255         Series C, 6.30% due 9/01/2028 (f)                               1,290
                          AAA       NR*         1,700         Series D, 6.45% due 3/01/2028                                   1,759
===================================================================================================================================
Nevada--2.3%              AAA       Aaa         3,300   Clark County, Nevada, IDR (Power Company Project), AMT,
                                                        Series A, 6.70% due 6/01/2022 (c)                                     3,382
                          NR*       NR*           620   Clark County, Nevada, Improvement District No. 142 Special
                                                        Assessment, 6.375% due 8/01/2023                                        617
                          AAA       Aaa           215   Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                        Senior Series E, 7% due 10/01/2019 (e)                                  220
                          AAA       Aaa         2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                        Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                 2,534


8                MUNIVEST FUND II, INC.      APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New Jersey--4.7%                                        New Jersey EDA, Retirement Community Revenue Bonds (Cedar
                                                        Crest Village Inc. Facility), Series A:
                          NR*       NR*       $ 1,335         7.25% due 11/15/2021                                         $  1,368
                          NR*       NR*         1,100         7.25% due 11/15/2031                                            1,117
                          B         Caa2        3,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                        Airlines Inc. Project), AMT, 6.25% due 9/15/2029                      2,345
                          BB+       NR*         1,680   New Jersey Health Care Facilities Financing Authority Revenue
                                                        Bonds (Pascack Valley Hospital Association), 6.625%
                                                        due 7/01/2036                                                         1,740
                          AAA       Aaa         1,365   New Jersey State Housing and Mortgage Finance Agency, Home
                                                        Buyer Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)          1,401
                          BBB       Baa3        5,830   Tobacco Settlement Financing Corporation of New Jersey
                                                        Revenue Bonds, 7% due 6/01/2041                                       5,716
===================================================================================================================================
New Mexico--1.1%          B+        Ba3         3,160   Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                                        Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020          3,279
===================================================================================================================================
New York--8.2%                                          New York City, New York, City IDA, Civic Facility Revenue
                                                        Bonds:
                          NR*       NR*           690         Series C, 6.80% due 6/01/2028                                     706
                          NR*       NR*           890         (Special Needs Facility Pooled Program), Series C-1,
                                                              6.50% due 7/01/2017                                               912
                          BB-       Ba2         1,920   New York City, New York, City IDA, Special Facility Revenue
                                                        Bonds (British Airways PLC Project), AMT, 7.625%
                                                        due 12/01/2032                                                        1,886
                          NR*       Aa2         3,375   New York City, New York, City Transitional Finance Authority
                                                        Revenue Bonds, RIB, Series 283, 11.08% due 11/15/2015 (a)             4,415
                          AAA       A2          3,255   New York City, New York, GO, Refunding, Series A, 6.375%
                                                        due 5/15/2015 (c)                                                     3,770
                          AAA       NR*         7,000   New York State Dormitory Authority, Revenue Refunding Bonds,
                                                        RIB, Series 305, 10.60% due 5/15/2015 (a)(d)                          8,890
                          NR*       NR*         1,000   Westchester County, New York, IDA, Civic Facility Revenue
                                                        Bonds (Special Needs Facilities Pooled Program), Series E-1,
                                                        6.50% due 7/01/2017                                                   1,001
                          NR*       NR*         2,690   Westchester County, New York, IDA, Continuing Care Retirement,
                                                        Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                        6.50% due 1/01/2034                                                   2,661
===================================================================================================================================
North Carolina--1.1%                                    North Carolina Medical Care Commission, Retirement Facilities,
                                                        First Mortgage Revenue Bonds:
                          NR*       NR*         1,625         (Forest at Duke Project), 6.375% due 9/01/2032                  1,641
                          NR*       NR*         1,500         (Givens Estates Project), Series A, 6.375% due 7/01/2023        1,503
===================================================================================================================================
Ohio--0.2%                NR*       NR*           620   Port of Greater Cincinnati Development Authority, Ohio,
                                                        Special Assessment Revenue Bonds (Cooperative Public Parking
                                                        Infrastructure Project), 6.40% due 2/15/2034                            598
===================================================================================================================================
Pennsylvania--3.8%        NR*       Aaa         2,000   Delaware River Port Authority of Pennsylvania and New Jersey
                                                        Revenue Bonds, RIB, Series 396, 10.603% due 1/01/2019 (a)(g)          2,495
                          NR*       NR*         2,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                        Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                        Series B, 6.125% due 11/01/2027                                       2,011
                          A         NR*         1,250   Pennsylvania State Higher Educational Facilities Authority
                                                        Revenue Bonds (University of Pennsylvania Medical Center
                                                        Health System), Series A, 6% due 1/15/2031                            1,311
                          NR*       NR*         1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                        Development, 7.75% due 12/01/2017                                     1,276
                                                        Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                        Bonds (Guthrie Health Issue), Series B:
                          A-        NR*         2,425         5.85% due 12/01/2020                                            2,546
                          A-        NR*         1,350         1% due 12/01/2031                                               1,534
===================================================================================================================================
Rhode Island--0.4%        BBB       Baa2        1,140   Rhode Island State Health and Educational Building
                                                        Corporation, Hospital Financing Revenue Bonds (Lifespan
                                                        Obligation Group), 6.50% due 8/15/2032                                1,181


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                    9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
South Carolina--0.6%      BBB+      Baa2      $ 1,230   Medical University, South Carolina, Hospital Authority,
                                                        Hospital Facility Revenue Refunding Bonds, 6.50%
                                                        due 8/15/2032                                                      $  1,280
                          NR*       Aa2           440   South Carolina Housing Finance and Development Authority,
                                                        Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027              453
===================================================================================================================================
Tennessee--3.2%           BB        Ba2         4,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                        (Recycling Facility--Calhoun Newsprint), AMT, 7.40%
                                                        due 12/01/2022                                                        4,024
                          A-        Baa1        5,000   Shelby County, Tennessee, Health, Educational and Housing
                                                        Facility Board, Hospital Revenue Refunding Bonds (Methodist
                                                        Healthcare), 6.50% due 9/01/2026                                      5,389
===================================================================================================================================
Texas--15.9%                                            Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), First Tier, Series A:
                          BBB-      Baa3        1,600         6.70% due 1/01/2028                                             1,682
                          BBB-      Baa3        4,510         6.70% due 1/01/2032                                             4,728
                                                        Brazos River Authority, Texas, PCR, Refunding, AMT:
                          BBB       Baa2        1,500         (Texas Utility Company), Series A, 7.70% due 4/01/2033          1,711
                          BBB       Baa2        7,080         (Utilities Electric Company), Series B, 5.05%
                                                              due 6/01/2030                                                   7,332
                          BBB-      NR*         1,810   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                        (Reliant Energy Inc. Project), Series B, 7.75%
                                                        due 12/01/2018                                                        1,968
                          A         A3          5,800   Brazos River, Texas, Harbor Navigation District, Brazoria
                                                        County Environmental Revenue Refunding Bonds (Dow Chemical
                                                        Company Project), AMT, Series A-7, 6.625% due 5/15/2033               6,237
                          AA-       Aa3         2,500   Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                                        Waste Disposal Facility Revenue Bonds (E.I. du Pont de
                                                        Nemours and Company Project), AMT, 6.40% due 4/01/2026                2,643
                          AA*       Aa3         5,000   Harris County, Texas, Health Facilities Development
                                                        Corporation Revenue Refunding Bonds, RITR, Series 6,
                                                        9.755% due 7/01/2027 (a)(h)                                           6,044
                          BBB-      NR*         1,150   Lufkin, Texas, Health Facilities Development Corporation,
                                                        Health System Revenue Bonds (Memorial Health System of East
                                                        Texas), 5.70% due 2/15/2028                                           1,047
                          BBB-      Ba2         3,440   Matagorda County, Texas, Navigation District Number 1
                                                        Revenue Refunding Bonds (Reliant Energy Inc.), Series C,
                                                        8% due 5/01/2029                                                      3,731
                          BB        Ba3         3,060   Port Corpus Christi, Texas, Individual Development
                                                        Corporation, Environmental Facilities Revenue Bonds (Citgo
                                                        Petroleum Corporation Project), AMT, 8.25% due 11/01/2031             3,187
                          BBB       Baa2        1,600   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                        Project), Series A, 6.45% due 11/01/2030                              1,643
                          NR*       Aa1         3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB,
                                                        Series 469X, 10.13% due 2/01/2014 (a)                                 4,743
===================================================================================================================================
Virginia--3.5%            BBB+      A3          1,000   Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia
                                                        Electric and Power Company), Series B, 5.875% due 6/01/2017           1,066
                          BBB       Baa2        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                        Facilities Revenue Bonds (Union Camp Corporation Project),
                                                        AMT, 6.55% due 4/01/2024                                              3,187
                          BB        Ba2         7,415   Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                        Bonds, Senior Series A, 5.50% due 8/15/2028                           6,109
===================================================================================================================================
Washington--8.1%          AAA       Aaa         2,425   Chelan County, Washington, Public Utility District Number 001,
                                                        Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                                        Series D, 6.35% due 7/01/2028 (d)                                     2,687
`                                                       Energy Northwest, Washington, Electric Revenue Refunding
                                                        Bonds, DRIVERS (a):
                          AAA       NR*         2,250         Series 248, 10.117% due 7/01/2018 (d)                           2,681
                          AAA       NR*         1,125         Series 255, 10.611% due 7/01/2018 (b)                           1,400
                          AAA       Aaa         5,000   Washington State, GO, Trust Receipts, Class R, Series 6,
                                                        10.50% due 1/01/2014 (a)(b)(g)                                        6,244
                          AA        Baa1        2,200   Washington State Health Care Facilities Authority Revenue
                                                        Bonds (Kadlec Medical Center), 6% due 12/01/2030 (j)                  2,308
                                                        Washington State Public Power Supply System, Revenue
                                                        Refunding Bonds, Series B:
                          AA-       Aaa         5,000         (Nuclear Project No. 1), 7.125% due 7/01/2016                   6,238
                          AAA       Aaa         1,900         (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)               2,385


10               MUNIVEST FUND II, INC.      APRIL 30, 2004

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's      Face
State                     Ratings   Ratings    Amount   Municipal Bonds                                                      Value
===================================================================================================================================
Wisconsin--0.9%           BBB+      NR*       $ 2,715   Wisconsin State Health and Educational Facilities Authority
                                                        Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032              $  2,734
===================================================================================================================================
Wyoming--2.1%                                           Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                        Bonds (FMC Corporation Project), AMT:
                          BB+       Ba3         1,000         Series A, 7% due 6/01/2024                                      1,010
                          BB+       Ba3         5,000         Series B, 6.90% due 9/01/2024                                   5,046
===================================================================================================================================
Virgin Islands--2.2%      BBB-      Baa3        6,000   Virgin Islands Government Refinery Facilities Revenue
                                                        Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
                                                        due 7/01/2021                                                         6,385
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$391,904)--142.4%                      418,492
                          =========================================================================================================

===================================================================================================================================
                                              Shares
                                              Held      Short-Term Securities
                          =========================================================================================================
                                                4,692   Merrill Lynch Institutional Tax-Exempt Fund+                          4,692
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$4,692)--1.6%                      4,692
                          =========================================================================================================
                          Total Investments (Cost--$396,596)--144.0%                                                        423,184

                          Other Assets Less Liabilities--1.9%                                                                 5,752

                          Preferred Stock, at Redemption Value--(45.9%)                                                    (135,000)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $293,936
                                                                                                                           ========

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
(h)   Escrowed to maturity.
(i)   FNMA/GNMA Collateralized.
(j)   Radian Insured.
(k)   Prerefunded.
*     Not Rated.
+ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          2,300           $28
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of April 30, 2004
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$391,904,103) ...........................                      $ 418,492,130
                       Investments in affiliated securities, at value
                        (identified cost--$4,691,794) .............................                          4,691,794
                       Cash .......................................................                             37,621
                       Receivables:
                          Interest ................................................    $   9,085,755
                          Securities sold .........................................        2,021,973
                          Dividends from affiliates ...............................              114        11,107,842
                                                                                       -------------
                       Prepaid expenses ...........................................                              5,864
                                                                                                         -------------
                       Total assets ...............................................                        434,335,251
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ....................................        4,979,339
                          Investment adviser ......................................          206,352
                          Dividends to Common Stock shareholders ..................          191,502
                          Other affiliates ........................................            2,993         5,380,186
                                                                                       -------------
                       Accrued expenses ...........................................                             19,352
                                                                                                         -------------
                       Total liabilities ..........................................                          5,399,538
                                                                                                         -------------
======================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share (1,800 Series A Shares, 1,800 Series B Shares and
                        1,800 Series C Shares of AMPS* issued and outstanding
                        at $25,000 per share liquidation preference) ..............                        135,000,000
                                                                                                         -------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ......................                      $ 293,935,713
                                                                                                         =============
======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (19,944,719 shares
                        issued and outstanding) ...................................                      $   1,994,472
                       Paid-in capital in excess of par ...........................                        278,112,796
                       Undistributed investment income--net .......................    $   7,248,019
                       Accumulated realized capital losses on investments--net ....      (20,007,601)
                       Unrealized appreciation on investments--net ................       26,588,027
                                                                                       -------------
                       Total accumulated earnings--net ............................                         13,828,445
                                                                                                         -------------
                       Total--Equivalent to $14.74 net asset value per share of
                        Common Stock (market price--$13.86) .......................                      $ 293,935,713
                                                                                                         =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12               MUNIVEST FUND II, INC.      APRIL 30, 2004

Statement of Operations

For the Six Months Ended April 30, 2004
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $  13,113,608
                       Dividends from affiliates ..................................                             28,171
                                                                                                         -------------
                       Total income ...............................................                         13,141,779
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $   1,084,469
                       Commission fees ............................................          170,744
                       Accounting services ........................................           74,157
                       Transfer agent fees ........................................           34,923
                       Professional fees ..........................................           27,262
                       Printing and shareholder reports ...........................           22,827
                       Directors' fees and expenses ...............................           16,217
                       Custodian fees .............................................           12,598
                       Listing fees ...............................................           10,631
                       Pricing fees ...............................................            9,257
                       Other ......................................................           21,071
                                                                                       -------------
                       Total expenses before reimbursement ........................        1,484,156
                       Reimbursement of expenses ..................................           (6,755)
                                                                                       -------------
                       Total expenses after reimbursement .........................                          1,477,401
                                                                                                         -------------
                       Investment income--net .....................................                         11,664,378
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ..........................                          1,737,479
                       Change in unrealized appreciation on investments--net ......                         (2,546,692)
                                                                                                         -------------
                       Total realized and unrealized loss on investments--net .....                           (809,213)
                                                                                                         -------------
======================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................                           (607,806)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  10,247,359
                                                                                                         =============

      See Notes to Financial Statements.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                        For the Six          For the
                                                                                        Months Ended       Year Ended
                                                                                          April 30,        October 31,
Increase (Decrease) in Net Assets:                                                          2004              2003
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  11,664,378     $  23,231,287
                       Realized gain on investments--net ..........................        1,737,479         4,133,450
                       Change in unrealized appreciation on investments--net ......       (2,546,692)        5,676,120
                       Dividends to Preferred Stock shareholders ..................         (607,806)       (1,330,776)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       10,247,359        31,710,081
                                                                                       -------------------------------
======================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................      (10,637,333)      (19,787,613)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders .................................      (10,637,333)      (19,787,613)
                                                                                       -------------------------------
======================================================================================================================
Common Stock Transactions
----------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                        reinvestment of dividends .................................          573,097                --
                                                                                       -------------------------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ....          183,123        11,922,468
                       Beginning of period ........................................      293,752,590       281,830,122
                                                                                       -------------------------------
                       End of period* .............................................    $ 293,935,713     $ 293,752,590
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $   7,248,019     $   6,828,780
                                                                                       ===============================

      See Notes to Financial Statements.


14               MUNIVEST FUND II, INC.      APRIL 30, 2004

Financial Highlights

The following per share data and ratios have been derived         For the Six                   For the Year Ended
from information provided in the financial statements.           Months Ended                       October 31,
                                                                   April 30,     -----------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004          2003          2002         2001+        2000+
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ....   $ 14.76       $ 14.16       $ 14.29      $ 13.32      $ 12.81
                                                                   -------------------------------------------------------------
                       Investment income--net ..................       .59++        1.17++        1.11         1.02         1.04
                       Realized and unrealized gain (loss)
                        on investments--net ....................      (.05)          .49          (.25)         .97          .54
                       Dividends to Preferred Stock shareholders
                        from investment income--net ............      (.03)         (.07)         (.09)        (.22)        (.28)
                                                                   -------------------------------------------------------------
                       Total from investment operations ........       .51          1.59           .77         1.77         1.30
                                                                   -------------------------------------------------------------
                       Less dividends to Common Stock
                        shareholders from investment
                        income--net ............................      (.53)         (.99)         (.90)        (.80)        (.79)
                                                                   -------------------------------------------------------------
                       Net asset value, end of period ..........   $ 14.74       $ 14.76       $ 14.16      $ 14.29      $ 13.32
                                                                   =============================================================
                       Market price per share, end of period ...   $ 13.86       $ 14.26       $ 13.36      $ 13.69      $11.625
                                                                   =============================================================
================================================================================================================================
Total Investment Return***
--------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share .........       .76%@       14.56%         4.25%       25.20%        5.93%
                                                                   =============================================================
                       Based on net asset value per share ......      3.53%@       11.88%         5.86%       14.06%       11.33%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement** ..       .99%*        1.01%         1.05%        1.02%        1.08%
                                                                   =============================================================
                       Total expenses** ........................       .99%*        1.01%         1.05%        1.02%        1.08%
                                                                   =============================================================
                       Total investment income--net** ..........      7.78%*        8.01%         7.79%        7.42%        8.00%
                                                                   =============================================================
                       Amount of dividends to Preferred
                        Stock shareholders .....................       .41%*         .46%          .66%        1.57%        2.15%
                                                                   =============================================================
                       Investment income--net, to Common
                        Stock shareholders .....................      7.37%*        7.55%         7.13%        5.85%        5.85%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ....       .68%*         .69%          .71%         .69%         .71%
                                                                   =============================================================
                       Total expenses ..........................       .68%*         .69%          .71%         .69%         .71%
                                                                   =============================================================
                       Total investment income--net ............      5.37%*        5.46%         5.26%        4.98%        5.24%
                                                                   =============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders       .90%*         .98%         1.38%        3.22%        4.08%
                                                                   =============================================================


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                             For the Six                   For the Year Ended
                                                             Months Ended                     October 31,
The following per share data and ratios have been derived     April 30,     -----------------------------------------------
from information provided in the financial statements.           2004         2003         2002         2001+        2000+
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common
                        Stock, end of period (in thousands)    $293,936     $293,753     $281,830     $284,547     $265,169
                                                               ============================================================
                       Preferred Stock outstanding, end
                        of period (in thousands) ..........    $135,000     $135,000     $135,000     $135,000     $135,000
                                                               ============================================================
                       Portfolio turnover .................       11.75%       31.50%       66.07%       87.80%      110.66%
                                                               ============================================================
===========================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ..........    $  3,177     $  3,176     $  3,088     $  3,108     $  2,964
                                                               ============================================================
===========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ...    $    104     $    251     $    338     $    793     $  1,067
                                                               ============================================================
                       Series B--Investment income--net ...    $    102     $    248     $    319     $    834     $    990
                                                               ============================================================
                       Series C--Investment income--net ...    $    131     $    240     $    375     $    784     $  1,012
                                                               ============================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16               MUNIVEST FUND II, INC.      APRIL 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   17

[LOGO] Merrill Lynch Investment Managers

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $6,755.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $4,000 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2004.

For the six months ended April 30, 2004, the Fund reimbursed FAM $4,426 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $53,116,252 and $49,624,422, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)      Appreciation
--------------------------------------------------------------------------------
Long-term investments .....................      $ 2,040,344         $26,588,027
Forward interest rate swaps ...............         (302,865)                 --
                                                 -------------------------------
Total .....................................      $ 1,737,479         $26,588,027
                                                 ===============================

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $26,726,548, of which $28,485,123 related to appreciated securities and $1,758,575 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $396,457,376.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2004 increased by 37,664 as a result of dividend reinvestment and for the year ended October 31, 2003 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, .90%; Series B, .93%; and Series C, .98%.


18               MUNIVEST FUND II, INC.      APRIL 30, 2004

Notes to Financial Statements (concluded)

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, MLPF&S earned $63,710 as commissions.

5. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $17,731,217, of which $8,972,783 expires in 2007 and $8,758,434 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.092000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   19

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .........................................................       28.8%
AA/Aa ...........................................................       11.5
A/A .............................................................       10.3
BBB/Baa .........................................................       25.9
BB/Ba ...........................................................        8.1
B/B .............................................................        2.9
CCC/Caa .........................................................        1.3
NR (Not Rated) ..................................................       11.2
--------------------------------------------------------------------------------

Proxy Results

During the six-month period ended April 30, 2004, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted      Shares Withheld
                                                                                   For            From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:          Terry K. Glenn                      19,145,753           284,548
                                           Cynthia A. Montgomery               19,139,472           290,829
                                           Kevin A. Ryan                       19,140,310           289,991
                                           Roscoe S. Suddarth                  19,139,312           290,989
                                           Edward D. Zinbarg                   19,135,568           294,733
---------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2004, MuniVest Fund II, Inc.'s Preferred Stock (Series A - C) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted     Shares Withheld
                                                                                   For            From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     Terry K. Glenn, Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan,
     Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                     5,174               20
---------------------------------------------------------------------------------------------------------------


20               MUNIVEST FUND II, INC.      APRIL 30, 2004

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Director of MuniVest Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT


22               MUNIVEST FUND II, INC.      APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                 MUNIVEST FUND II, INC.      APRIL 30, 2004                   23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16807 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund II, Inc.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: June 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: June 18, 2004


        By: /s/ Donald C. Burke
            ---------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund II, Inc.

        Date: June 18, 2004